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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


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                                    FORM 8-K


                CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
                     THE SECURITIES AND EXCHANGE ACT OF 1934


                                February 19, 1998
               (Date of Report - Date of earliest event reported)


                           NATIONAL AUTO CREDIT, INC.
             (Exact Name of Registrant as Specified in its Charter)


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
          DELAWARE                          1-11513                    34-1816760
(State or Other Jurisdiction of          (Commission                (I.R.S. Employer
Incorporation or Organization)            File No.)                Identification No.)
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                      30000 Aurora Road, Solon, Ohio 44139
              (Address of Principal Executive Offices and Zip Code)

                                 (440) 349-1000
              (Registrant's Telephone Number, Including Area Code)



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Item 4. Changes in Registrant's Certifying Accountant
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        (b)     New independent accountants

                The Registrant engaged Grant Thornton, LLP as its new independent accountants as of February 19,1998. During the two most recent fiscal years and through February 19, 1998, the Registrant has not consulted with Grant Thornton, LLP regarding either (i) the application of accounting principles to a specified transaction, either completed or proposed; or the type of audit opinion that might be rendered on the Registrant's financial statements, and either a written report was provided to the Registrant or oral advice was provided that Grant Thornton, LLP concluded was an important factor considered by the Registrant in reaching a decision as to the accounting, auditing or financial reporting issue; or (ii) any matter that was either the subject of a disagreement (as that term is defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions to Item 304 of Regulation S-K) or a reportable event (as that term is described in Item 304(a)(1)(v) of Regulation S-K).




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                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


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                                                 NATIONAL AUTO CREDIT, INC.
                                                        (Registrant)

Date:      February 19, 1998                     By:  /s/  Raymond A. Varcho
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                                                 Vice President, General Counsel
                                                 and Secretary
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